UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Intelligent Bio Solutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTELLIGENT BIO SOLUTIONS INC.

142 West, 57th Street, 11th Floor, New York, NY, 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 17, 2023

To the Stockholders of Intelligent Bio Solutions Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Intelligent Bio Solutions Inc. (the “Company”) will be held on November 17, 2023, at 3:30 p.m. Eastern Time. We have determined that the Special Meeting will be held in a virtual meeting format via the Internet. There will not be a physical meeting location for the Special Meeting.

The live audio webcast of the Special Meeting will begin promptly at 3:30 p.m. Eastern Time. You should ensure that you have a strong internet connection to participate in the Special Meeting, and you should allow plenty of time to login to ensure that you can hear the streaming audio prior to the start of the Special Meeting. In order to attend the meeting virtually, you must first register at www.viewproxy.com/INBSSM/2023 by 11:59 p.m. Eastern Time on November 16, 2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Special Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

We will mail our proxy statement, along with a proxy card, on or about October 20, 2023, to our stockholders of record as of the close of business on September 28, 2023 (the “Record Date”).

Stockholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform using your unique link and password, typing your question into the “Questions/Chat Pane” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

The Special Meeting will be held for the following purposes, as described in the accompanying proxy statement:

1. To approve, as contemplated by Nasdaq Listing Rules 5635(c) and (d), the issuance of up to 15,921,888 shares of the Company’s common stock, par value $0.01 per share (the “common stock”) (or 16,727,272 shares if the full overallotment option is exercised) upon the exercise of Series E Warrants and Series F Warrants of the Company issued by the Company in a public offering that closed on October 4, 2023. We refer to this proposal as the “Warrant Exercise Proposal” or “Proposal 1.”

2. To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. We refer to this as the “Auditor Ratification Proposal” or “Proposal 2.”

3. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal. We refer to this as the “Adjournment Proposal” or “Proposal 3.”

Only stockholders of record of the Company at the close of business on September 28, 2023, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor New York, NY 10019 for a period of ten days prior to the Special Meeting. The Special Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

i

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Special Meeting, and no matter how many shares you own, please submit your votes and proxy promptly via the Internet, by phone, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Special Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

We appreciate your continued confidence in our Company and look forward to having you join us at 3:30 p.m. on November 17, 2023.

By Order of the Board of Directors,

/s/ Harry Simeonidis
Harry Simeonidis
October 20, 2023	President and Chief Executive Officer

ii

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on November 17, 2023.

Electronic copies of the Notice of Special Stockholder Meeting and our Proxy Statement are available online at www.viewproxy.com/INBSSM/2023.

iii

INTELLIGENT BIO SOLUTIONS INC.

iv

INTELLIGENT BIO SOLUTIONS INC.

142 West, 57th Street, 11th Floor, New York, NY, 10019

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 17, 2023

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Intelligent Bio Solutions Inc. (the “Company,” “we,” or “our”), for use at the special meeting of the Company’s stockholders (the “Special Meeting”), to be held on November 17, 2023, at 3:30 p.m. Eastern Time, and at any adjournments or postponements thereof. We have determined that the Special Meeting will be held in a virtual meeting format via the Internet. There will not be a physical meeting location for the Special Meeting.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Special Meeting. We recommend that you submit your proxy even if you plan to attend the Special Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting.

We will mail our proxy statement, along with a proxy card, on or about October 20, 2023, to our stockholders of record as of the close of business on September 28, 2023 (the “Record Date”).

WHAT PROPOSALS WILL BE ADDRESSED AT THE SPECIAL MEETING?

We will address the following proposals at the Special Meeting:

1. To approve, as contemplated by Nasdaq Listing Rules 5635(c) and (d), the issuance of up to 15,921,888 shares of the Company’s common stock, par value $0.01 per share (the “common stock”) (or 16,727,272 shares if the full overallotment option is exercised) upon the exercise of Series E Warrants and Series F Warrants of the Company (the “Warrants”) issued by the Company in a public offering that closed on October 4, 2023. We refer to this proposal as the “Warrant Exercise Proposal” or “Proposal 1.”

2. To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. We refer to this as the “Auditor Ratification Proposal” or “Proposal 2.”

3. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal. We refer to this as the “Adjournment Proposal” or “Proposal 3.”

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of our common stock at the close of business on September 28, 2023, the Record Date, are entitled to vote at the Special Meeting on all matters properly brought before the Special Meeting. On the Record Date, we had 2,330,399 shares of issued and outstanding common stock entitled to vote at the Special Meeting.

If on the Record Date your common shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company (“Continental”), then you are a stockholder of record.

1

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid legal proxy from your broker or other agent and submit it to Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitor, no later than 72 hours prior to the meeting. Your legal proxy should be sent to VirtualMeeting@viewproxy.com. Alliance Advisors will then issue you a valid control number to join the meeting.

Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”), and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter because the matter is “non-routine” or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. As Proposals 1 and 3 are considered “non-routine” matters, your broker does not have discretionary authority to vote your shares with respect to Proposals 1 and 3.

Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

WHO MAY ATTEND THE SPECIAL MEETING?

Our Board has fixed the close of business on the Record Date (September 28, 2023) as the date for a determination of stockholders of Company common stock entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Set forth below is a summary of the information you need to attend the virtual Special Meeting.

HOW DO I ACCESS THE VIRTUAL SPECIAL MEETING?

The live audio webcast of the Special Meeting will begin promptly at 3:30 p.m. Eastern Time on November 17, 2023. Online access to the audio webcast will open 15 minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system.

You should ensure that you have a strong internet connection to participate in the Special Meeting, and you should allow plenty of time to login to ensure that you can hear the streaming audio prior to the start of the Special Meeting. In order to attend the meeting virtually, you must first register at www.viewproxy.com/INBSSM/2023 by 11:59 p.m. Eastern Time on November 16, 2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Special Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

WILL I BE ABLE TO ASK QUESTIONS AND HAVE THESE QUESTIONS ANSWERED DURING THE VIRTUAL SPECIAL MEETING?

Stockholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform using your unique link and password, typing your question into the “Questions/Chat Pane” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

2

Appropriate questions related to the business of the Special Meeting (the proposals being voted on) will be answered during the Special Meeting, subject to time constraints. Any such questions that cannot be answered during the Special Meeting due to time constraints will be answered directly with the stockholder as soon as possible after the Special Meeting has completed. Additional information regarding the ability of stockholder to ask questions during the Special Meeting will be available on the virtual meeting platform available at the web address above.

WHAT HAPPENS IF THERE ARE TECHNICAL DIFFICULTIES DURING THE SPECIAL MEETING?

Beginning 15 minutes prior to, and during, the Special Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the special meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

HOW MANY VOTES DO I HAVE

Each share of common stock is entitled to one vote on each matter presented at the Special Meeting. Cumulative voting is not permitted. Holders of our preferred stock are not entitled to vote on any matters presented at the Special Meeting.

HOW DO I VOTE?

If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, Continental, we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting in person during the Special Meeting.

Over the Internet at the Meeting: In order vote at the Special Meeting, you must first register at www.viewproxy.com/INBSSM/2023 by 11:59 p.m. Eastern Time on November 16, 2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

Over the Internet Prior to the Meeting: If you are a stockholder of record, you can also vote your shares prior to the Special Meeting by visiting www.FCRvote.com/INBSSM and entering the 11-digit control number included on your proxy card. Please see the registration instructions above for voting “Over the Internet at the Meeting.” If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Telephone: To vote by telephone, please call 1-866-402-3905, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Mail: To vote by mail, you must complete, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Proxy cards submitted by mail must be received by the time of the Special Meeting in order for your shares to be voted. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the Board.

If your shares are held in “street name,” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.

3

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

The Special Meeting will be postponed if a quorum is not present at the meeting on November 17, 2023. The presence in person or by proxy at the Special Meeting of not less than one-third (1/3) of the capital stock issued and outstanding and entitled to vote thereat (as of the Record Date) will constitute a quorum and is required to transact business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Special Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS AND HOW DO I VOTE BY PROXY?

Whether you plan to attend the Special Meeting or not, we urge you to submit your proxy to vote. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” approval, for purposes of complying with Nasdaq Listing Rules 5635(c) and (d), of the issuance of up to 15,921,888 shares of the Company’s common stock (or 16,727,272 shares if the full overallotment option is exercised) upon the exercise of the Warrants issued by the Company in a public offering that closed on October 4, 2023;

2.	“FOR” ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

3.	“FOR” authorization of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

4.	In their discretion, upon such other matters as may property come before the meeting.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1. You may send in another proxy with a later date.

2. You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting that you are revoking your proxy.

3. You may vote in person (which would include presence at the virtual meeting) at the Special Meeting.

4

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1 – Approval of the Warrant Exercise Proposal

The approval of Proposal 1 requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. As Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

Proposal 3 - Authorization of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

The approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, members of our Board, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. We have engaged Alliance Advisors to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $40,000 in total.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of the Company are located at Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor New York, NY 10019 and our telephone number is (646) 828-8258.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

5

PROPOSAL 1

APPROVAL OF THE ISSUANCE OF UP TO 15,921,888 SHARES OF COMMON STOCK (OR 16,727,272 SHARES IF

THE FULL OVERALLOTMENT OPTION IS EXERCISED) UPON THE EXERCISE OF THE WARRANTS

We are asking stockholders to approve the issuance of shares of our common stock upon the exercise of Series E Warrants and Series F Warrants (together, the “Warrants”) issued in our registered underwritten public offering that closed on October 4, 2023 (the “Public Offering”), as contemplated by Nasdaq Listing Rules 5635(c) and (d), as described in more detail below.

Under the terms of that certain Underwriting Agreement (defined below) we are required to hold a meeting of our stockholders in order to seek such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (“Nasdaq”) from the shareholders of the Company to permit the exercise of the Warrants (“Warrant Stockholder Approval”). This proposal is included in this proxy statement for purposes of seeking the Warrant Stockholder Approval. The Warrants will be exercisable beginning on the effective date of the Warrant Stockholder Approval.

On October 2, 2023, we entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative (the “Representative”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell, in the Public Offering: (a) 1,544,004 Class A Units, with each Class A Unit consisting of one share of common stock, one warrant to purchase one share of common stock that will expire on the five-and-a-half-year anniversary of the original issuance date (the “Series E Warrants”), and one warrant to purchase one share of common stock that will expire on the one-and-a-half-year anniversary of the original issuance date (the “Series F Warrants”) at a public offering price of $0.55 per Class A Unit (the “Class A Units”); and (b) 5,728,723 Class B Units, with each Class B Unit consisting of one share of our Series E Convertible Preferred Stock (which is initially convertible into common stock on a one-for-one basis) (the “Series E Preferred Stock”), one Series E Warrant and one Series F Warrant at a public offering price of $0.55 per Class B Unit (the “Class B Units”).

Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 45-day option (the “Overallotment Option”) to purchase up to 1,090,909 additional shares of common stock, and/or Series E Warrants to purchase up to 1,090,909 additional shares of common stock, and/or Series F Warrants to purchase up to 1,090,909 additional shares of common stock. The Representative partially exercised the Overallotment Option on October 2, 2023, and purchased 688,217 additional shares of common stock, Series E Warrants to purchase an additional 688,217 shares of common stock, and Series F Warrants to purchase an additional 688,217 shares of common stock.

On October 4, 2023, the Public Offering closed and the Company issued and sold: (i) 2,232,221 shares of common stock (which includes 688,217 shares of common stock sold pursuant to the partial exercise of the Overallotment Option), (ii) 5,728,723 shares of Series E Preferred Stock, (iii) Series E Warrants to purchase 7,960,944 shares of common stock (which includes Series E Warrants to purchase 688,217 shares sold pursuant to the partial exercise of the Overallotment Option), and (iv) Series F Warrants to purchase 7,960,944 shares of common stock (which includes Series F Warrants to purchase 688,217 shares sold pursuant to the partial exercise of the Overallotment Option). The net proceeds to the Company, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, were approximately $3.35 million.

Description of Warrants

The Series E Warrants and Series F Warrants both have an initial exercise price of $0.55 per share. Under the one-time reset provision of the Series E Warrants, the exercise price of the Series E Warrants will reset to a price equal to the lesser of (i) the then exercise price and (ii) 90% of the five-day volume weighted average price for the five trading days immediately following the date the Company effects a reverse stock split. Under the alternate cashless exercise option of the Series F Warrants, the holder of the Series F Warrant (beginning on the date the Warrant Stockholder Approval is effective), has the right to receive an aggregate number of shares of common stock on a one-for-one basis (subject to adjustment). The exercise price of the Warrants and number of shares of common stock issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

6

The Series E Warrants will expire on the five-and-a-half-year anniversary of the original issuance date, and the Series F Warrants will expire on the one-and-a-half-year anniversary of the original issuance date. The Warrants are not exercisable without first obtaining the Warrant Stockholder Approval. The Warrants will be exercisable beginning on the effective date of the Warrant Stockholder Approval. In the event that we are unable to obtain the Warrant Stockholder Approval, the Warrants will not be exercisable and therefore have no value.

Following effectiveness of the Warrant Stockholder Approval (if obtained), the Warrants will be exercisable, at the option of the holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise, as discussed above (in connection with the alternate cashless exercise option) and below (in the event we don’t have an effective registration statement registering the issuance of the shares of common stock underlying the Warrants)). A holder (together with its affiliates) may not exercise any portion of the Series E Warrants to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. Purchasers in the Public Offering also had the right to elect, prior to the issuance of the Warrants, to have the initial exercise limitation set at 9.99% of our outstanding shares of common stock. No fractional shares will be issued in connection with the exercise of a Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

If at the time a holder exercises its Warrants, a registration statement registering the issuance of the shares of common stock underlying the Warrants under the Securities Act is not then effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrants.

Subject to applicable laws, the Warrants may be transferred at the option of the holder upon surrender of the Warrant to us together with the appropriate instruments of transfer.

There is no trading market available for the Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Warrants on any securities exchange or nationally recognized trading system.

Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of our shares of common stock, the holders of the Warrants do not have the rights or privileges of holders of our shares of common stock, including any voting rights, until the Warrant Stockholder Approval is obtained and the holder exercises their Warrants.

In the event of a fundamental transaction, as described in the Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of more than 50% of the voting power represented by our outstanding shares of common stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. Additionally, as more fully described in the Warrants, in the event of certain fundamental transactions, the holders of the Warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of the Warrants on the date of consummation of the transaction.

7

Purpose of the Warrant Exercise Proposal

Our common stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “INBS.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to market price. In determining discount, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common stock, which value is generally deemed to be a discount. In order to ensure that the Public Offering qualified as a public offering under Rule 5635 due to the value attributable to the Warrants, the Warrants provide that they may not be exercised — and therefore have no value — until stockholder approval of their exercise is obtained. This proposal is included in this proxy statement for purposes of seeking this approval. Additionally, we are seeking stockholder approval pursuant to Rule 5635(c).  Discounted issuances of common stock to officers, directors, employees or consultants require stockholder approval pursuant to Rule 5635(c), unless the securities are sold in a public distribution. While we believe the securities were sold in a public offering, as that term is construed by Nasdaq, we are requesting stockholder approval in a surfeit of caution to assure continued compliance with the Nasdaq Listing Rules if it is ultimately determined that the Public Offering was not a public distribution for purposes of the Nasdaq Listing Rules.

Potential Consequences if the Warrant Exercise Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into the Underwriting Agreement, as the Public Offering has already been completed and the Class A and Class B Units, including the Warrants, have already been issued. We are only asking for approval to issue the shares underlying the Warrants.

The failure of our stockholders to approve this Proposal No. 1, the Warrant Exercise Proposal, will mean that: (i) we cannot permit the exercise of the Warrants, and (ii) may incur substantially costs and expenses.

● If the Warrants cannot be exercised, we will not receive any such exercise proceeds, which could adversely impact our ability to fund our operations and advance the clinical trials for our product candidates. Each Warrant has an initial exercise price of $0.55 per share, and we would realize an aggregate of approximately $8,757,038 in gross proceeds if all the Warrants sold in the Public Offering and outstanding as of the closing of the Public Offering on October 4, 2023, are exercised based on such value (assuming no adjustments and no further exercise of the Overallotment Option). If holders of the Series F Warrants exercise the Series F Warrants utilizing the alternate cashless exercise option described above, which is likely the case, we will not receive any proceeds from the exercise of such warrants and will only receive proceeds from the exercise of the Series E Warrants. If we only receive proceeds from the exercise of Series E Warrants outstanding as of the closing of the Public Offering on October 4, 2023, we will only receive an aggregate of approximately $4,378,519 in gross proceeds (assuming no adjustments and no further exercise of the Overallotment Option). We will not receive any proceeds from the cashless exercise of Warrants, which is permitted for both the Series E and Series F Warrants, in the event we don’t have an effective registration statement registering the issuance of the shares of common stock underlying the Warrants.

● In connection with the Public Offering and the issuance of Warrants, we agreed to seek stockholder approval every 45 days until our shareholders approve the issuance of the shares underlying the Warrants. We are required to seek such approval until such time as none of the Warrants are outstanding which could result in us seeking such approval every 45 days for five-and-a-half years. The costs and expenses associated with seeking such approval could adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Warrant Exercise Proposal

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Warrants. Assuming the full exercise of the Warrants that are outstanding as of October 6, 2023, an aggregate of 15,921,888 additional shares of common stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced. If the Underwriters exercise the remaining portion of the Overallotment Option that has not been exercised, an additional 805,384 shares (for an aggregate of 16,727,272 additional shares) of common stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of common stock described above does not give effect to (i) the issuance of shares of common stock pursuant to other outstanding options and warrants, (ii) any other future issuances of our common stock, or (iii) appropriate adjustment in the event of rounding, stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

8

Interests of Certain Persons

Other than Christopher Towers (a member of our Board) and Spiro Sakiris (our Chief Financial Officer), none of our directors and executive officers have substantial interests, directly or indirectly, in the matters set forth in this Proposal 1 except to the extent of their ownership of shares of our common stock and common stock underlying other convertible securities. With respect to Messrs. Towers and Sakiris, they participated in the Public Offering and Mr. Towers holds (i) 9,090 Series E Warrants and (ii) 9,090 Series F Warrants, and Mr. Sakiris holds (i) 112,727 Series E Warrants and (ii) 112,727 Series F Warrants.

Pursuant to the Underwriting Agreement, our officers, directors and certain stockholders entered into voting agreements whereby they have each agreed to vote all shares of common stock over which they have voting control to approve (i) the issuance of the underlying shares of common stock upon exercise of the Warrants and (ii) additional proposals that may be required by the rules of the Nasdaq Capital Market relating to the Warrants.

Vote Required

Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the approval, for purposes of complying with Nasdaq Listing Rules 5635(c) and (d), of the issuance of up to 15,921,888 shares of the Company’s common stock (or 16,727,272 shares if the full overallotment option is exercised) upon the exercise of Series E Warrants and Series F Warrants issued by the Company in a public offering that closed on October 4, 2023.

9

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF UHY LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected UHY LLP (“UHY”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2024. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of UHY are expected to be present at the Special Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Special Meeting.

BDO Audit Pty Ltd. (“BDO”) was our independent registered public accounting firm from July 1, 2022, to June 28, 2023. As described below under the section entitled “Change in Accounting Firm,” BDO resigned as the Company’s independent registered public accounting firm effective June 29, 2023, and on June 29, 2023, the Audit Committee approved the appointment of UHY as the Company’s independent registered public accounting firm for the year ending June 30, 2023.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed for professional services rendered to us by UHY and BDO for our fiscal years ended June 30, 2023, and 2022:

	June 30, 2023	June 30, 2022
Audit Fees(1)	514,421	210,128
Audit-Related Fees(2)	-	-
Tax Fees(3)	14,573	9,073
All Other Fees(4)	10,101	31,211
Total Fees	539,095	250,412

(1)	Audit fees relate to professional services rendered in connection with the audit of annual financial statements, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings. Of the total audit fees $514,421 for year ended June 30, 2023, $200,000 relates to fees paid to UHY and the balance $314,421 to BDO.

(2)	Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of financial statements.

(3)	Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services. Tax fees $14,573 for year ended June 30, 2023, relates to amount paid to BDO.

(4)	All other fees relate to professional services not included in the categories above, including services related to other regulatory reporting requirements. All other fees $10,101 for year ended June 30, 2023, relates to amount paid to BDO.

The Audit Committee has determined that the rendering of services other than audit services by BDO and UHY is compatible with maintaining the principal accountant’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

10

Change in Accounting Firm

On June 29, 2023, the Audit Committee determined it to be in the best interests of the Company and its stockholders to appoint an independent registered public accounting firm based in the United States. In connection with this determination, on June 29, 2023, BDO resigned as the Company’s independent registered public accounting firm effective June 29, 2023.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2022, and June 30, 2021, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO’s report on the Company’s consolidated financial statements as of and for the year ended June 30, 2022, did contain a separate paragraph relating to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended June 30, 2022 and June 30, 2021, and the subsequent interim period through June 29, 2023, the date of BDO’s resignation, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such year. The Company’s management has authorized BDO to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided BDO with a copy of the disclosures contained in the Company’s Current Report on Form 8-K filed on July 3, 2023, and requested BDO furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the disclosures. A copy of BDO’s letter, dated July 3, 2023, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2023.

On June 29, 2023, the Audit Committee approved the appointment of UHY as the Company’s independent registered public accounting firm for the year ending June 30, 2023. In deciding to appoint UHY, the Audit Committee reviewed auditor independence and existing commercial relationships with UHY and concluded that UHY has no commercial relationship with the Company that would impair its independence.

During the Company’s two most recent fiscal years ended June 30, 2022 and June 30, 2021, and through June 29, 2023, neither the Company nor anyone on their behalf consulted with UHY with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that UHY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, except in connection with the Intelligent Fingerprinting Limited transaction described below; (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). UHY Haines Norton, an independent member firm of UHY International, has rendered an audit opinion on Intelligent Fingerprinting Limited as of and for the years ending December 30, 2020, and 2021, which was acquired by the Company in October 2022.

Vote Required

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. As Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

11

PROPOSAL 3

AUTHORIZATION TO ADJOURN THE SPECIAL MEETING,

IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 1

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, one or more of our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

The approval of this Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” authorization of an adjournment of the Special Meeting (this Proposal 3), if necessary, to solicit additional proxies in favor of Proposal 1.

12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of October 6, 2023, by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

This table is based upon information supplied by officers, directors and certain stockholders, as well as Schedules 13D or 13G filed with the SEC by beneficial owners of more than five percent of our common stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 4,562,620 shares of our common stock outstanding on October 6, 2023. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants, or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of October 6, 2023. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise set forth below, the address of the beneficial owner is c/o Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor, New York, NY 10019.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned+
Executive officers and directors:
Dr. Steven Boyages(1)	3,750	*
Lawrence Fisher(2)	750	*
Jonathan S. Hurd(3)	750	*
Jason Isenberg	0	*
David Jenkins	0	*
Spiro Sakiris(4)	123,861	*
Harry Simeonidis(5)	4,180	*
Christopher Towers(6)	9,880	*
All Executive Officers and Directors as a group (8 persons)	21,204	*

5% Stock Holders
The Ma-Ran Foundation(7)	232,880	5.1%
Michael Bigger(8)	227,710	4.99%
Lind Global Fund II LP(9)	386,000	8.46%
Ionic Ventures, LLC(10)	480,114	9.99%

*	Less than 1%.

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the company’s stock.

(1)	Consists of 3,750 shares of common stock.

(2)	Consists of 750 shares of common stock.

(3)	Consists of 750 shares of common stock.

(4)	Consists of (i) 121,237 shares of common stock, of which 3,765 are held directly by Mr. Sakiris and 117,472 shares are held indirectly by Anest Holdings Pty Ltd (“Anest Holdings”); (ii) currently exercisable Series A Warrants held by Anest Holdings to purchase 74 shares of the common stock; (iii) 150 shares of common stock that will be issuable upon exercise of the pre-IPO warrants held by Anest Holdings during the one-year period commencing on the second anniversary of the consummation of December 2020 IPO; (iv) currently exercisable Series D warrants held by Anest Holdings to purchase 2,400 Shares of common stock. Does not include: Series E Warrants to purchase 112,727 shares of common stock and Series F Warrants to purchase 112,727 shares of common stock that will be exercisable upon the effective date of the Warrant Stockholder Approval. Anest Holdings is the trustee of ATF S&T Sakiris Superannuation Fund, of which Mr. Sakiris is a director.

13

(5)	Consists of 4,180 shares of common stock.

(6)	Consists of 9,880 shares of common stock. Does not include Series E Warrants to purchase 9,090 shares of common stock and Series F Warrants to purchase 9,090 shares of common stock.

(7)

Based on information provided in the Schedule 13D jointly filed on June 1, 2023, by Gary W. Rollins, Gary W. Rollins Foundation (the “GWRF”) and The Ma-Ran Foundation (the “MRF”) (the “Rollins 13D”) and other information known to the Company. The principal business address of the GWRF, MRF and each co-trustee is 1908 Cliff Valley Way NE, Atlanta, Georgia 30329. The GWRF is a private charitable trust. Gary W. Rollins is a co-trustee of the GWRF and holds de facto voting and investment power over shares held by GWRF. Mr. Rollins disclaims any beneficial interest in the shares held by GWRF.

The MRF is a private charitable trust with four co-trustees, Pamela R. Rollins, Amy R. Kreisler, Timothy C. Rollins and Margaret H. Rollins, and voting or investment decision requires approval of a majority of the co-trustees. The Rollins 13D provides that MRF holds 213,265 shares of the Company’s common stock. In addition, the Rollins 13D provides that MRF is entitled to 19,615 shares of common stock upon satisfaction of certain indemnification obligations to the Company. These additional 19,615 shares were released by the Company on October 4, 2023.

Percent of Common Stock Beneficially Owned is based on 232,880 shares of common stock deemed to be beneficially owned by MRF.

The Rollins 13D, provides that GWRF holds 190,489 of the Company’s common stock. In addition, the Rollins 13D provides that GWRF is entitled to 16,156 shares of common stock upon satisfaction of certain indemnification obligations to the Company. These additional 16,156 shares were released by the Company on October 4, 2023. As the shares held by GWRF represents less than 5% of the 4,562,620 shares of our common stock outstanding on October 6, 2023, the GWRF’s holdings are not reflected on the table.

(8)

Based on information provided in the Schedule 13G jointly filed on October 4, 2023, by Bigger Capital Fund, LP (“Bigger Capital”), Bigger Capital Fund GP, LLC (“Bigger GP”), District 2 Capital Fund LP (“District 2 CF”), District 2 Capital LP (“District 2”), District 2 GP LLC (“District 2 GP”), District 2 Holdings LLC (“District 2 Holdings”) and Michael Bigger (the “Bigger 13G”), and other information disclosed to the Company by the holders. The principal business address of Bigger Capital, Bigger GP and Michael Bigger is 11700 W Charleston Blvd 170-659, Las Vegas NV 89135. The principal business address of District 2 CF, District 2, District 2 GP, and District 2 Holdings is 14 Wall Street, 2nd Floor Huntington NY 11743.

Percent of Common Stock Beneficially Owned is based on 227,000 shares of common stock and 710 shares of Series E Convertible Preferred Stock that are convertible, without crossing the 4.99% beneficial ownership limitation, that are deemed to be beneficially owned by Mr. Bigger.

As of October 6, 2023: Bigger Capital beneficially owned 113,500 shares common stock. In addition, Bigger Capital also beneficially owned Series E Warrants and Series F Warrants to purchase a total of 1,818,180 shares common stock, and Series E Convertible Preferred Stock convertible into 716,090 shares of common stock, each of which contain a 4.99% beneficial ownership limitation. Bigger GP, as the general partner of Bigger Capital, may be deemed to beneficially own the 144,500 shares beneficially owned by Bigger Capital and the Series E Warrants, Series F Warrants and the Series E Convertible Preferred Stock beneficially owned by Bigger Capital. District 2 CF beneficially owned 113,500 shares of common stock. In addition, District 2 CF beneficially owned Series E Warrants and Series F Warrants to purchase a total of 1,818,180 shares Common Stock and Series E Convertible Preferred Stock convertible into 716,090 shares of common stock, each of which contain a 4.99% beneficial ownership limitation. District 2, as the investment manager of District 2 CF, may be deemed to beneficially own the 144,500 shares beneficially owned by District 2 CF and the Series E Warrants, Series F Warrants and Series E Convertible Preferred Stock beneficially owned by District 2 CF. District 2 GP, as the general partner of District 2 CF, may be deemed to beneficially own the 113,500 shares beneficially owned by District 2 CF, and the Series E Warrants, Series F Warrants and the Series E Convertible Preferred Stock beneficially owned by District 2 CF. District 2 Holdings, as the managing member of District 2 GP, may be deemed to beneficially own the 113,500 shares beneficially owned by District 2 CF and the Series E Warrants, Series F Warrants and Series E Convertible Preferred Stock beneficially owned by District 2 CF.

Mr. Bigger, as the managing member of Bigger GP and the managing member of District 2 Holdings, may be deemed to beneficially own the (i) 113,500 shares beneficially owned by Bigger Capital; (ii) 113,500 shares beneficially owned by District 2 CF, (iii) Series E Warrants, Series F Warrants and Series E Convertible Preferred Stock owned by Bigger Capital; and (iv) Series E Warrants, Series F Warrants and Series E Convertible Preferred Stock owned by District 2 CF. Each of Bigger GP and Mr. Bigger disclaims beneficial ownership of shares beneficially owned by Bigger Capital. Each of District 2, District 2 GP, District 2 Holdings and Mr. Bigger disclaims beneficial ownership of the shares beneficially owned by District 2 CF.

(9)

Based on information provided in the Schedule 13G jointly filed on October 10, 2023, Lind Global Fund II LP, Lind Global Partners II LLC and Jeff Easton (collectively “Lind”) (the “Lind 13G”). The Lind 13G provide that Lind’s holdings consists of: (i) 386,000 shares of common stock (ii) Series E Warrants to purchase 1,818,181 shares of common stock, (iii) Series F Warrants to purchase 1,818,181 shares of common stock, and (iv) 1,432,181 shares of Series E Convertible Preferred Stock. The Series E Warrants, Series F Warrants and the Series E Convertible Preferred Stock are each subject to a 4.99% beneficial ownership limitation.

Percent of Common Stock Beneficially Owned is based on 386,000 shares of common stock deemed to be beneficially owned by Lind Global Fund II.

Lind Global Partners II LLC, the general partner of Lind Global Fund II LP, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP. Jeff Easton, the managing member of Lind Global Partners II LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP. The principal business address of Lind Global Fund II LP, Lind Global Partners II LLC and Jeff Easton is 444 Madison Ave, Floor 41, New York, NY 10022.

(10)

Based on information provided in the Schedule 13G filed on March 13, 2023, by Ionic Ventures, LLC (“Ionic”), Brendan O’Neil and Keith Coulston, as well as information provided to the Company by the holder.

Percent of Common Stock Beneficially Owned is based on 236,414 shares of common stock and 243,700 shares of Series E Convertible Preferred Stock that are convertible, without crossing the 9.99% beneficial ownership limitation, that are deemed to be beneficially owned by Ionic.

As of October 6, 2023, Ionic held: (i) 236,414 shares of common stock (ii) Series E Warrants to purchase 1,818,181 shares of common stock, (iii) Series F Warrants to purchase 1,818,181 shares of common stock, (iv) 1,432,181 shares of Series E Convertible Preferred Stock and (v) Series A Warrants to purchase 8,824 shares of common stock. The Series E Warrants, Series F Warrants and the Series E Convertible Preferred Stock are each subject to a 9.99% beneficial ownership limitation.

Ionic has the power to dispose of and the power to vote the shares beneficially owned by it, which power may be exercised by its managers, Mr. O’Neil and Mr. Coulston. Mr. O’Neil and Mr. Coulston, as managers of Ionic, have shared power to vote and/or dispose of the Shares beneficially owned by Ionic. Neither Mr. O’Neil nor Mr. Coulston directly owns any common stock of the company. Each of Mr. O’Neil and Mr. Coulston may be deemed to beneficially own the shares beneficially owned by Ionic. The principal business address of Ionic, Mr. O’Neil and Mr. Coulston is 142 West, 57th Street, 11th Floor, New York, NY 10019.

The Series E Warrants and Series F Warrants described in these footnotes will be exercisable upon the effective date of the Warrant Stockholder Approval.

14

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically-filed reports, proxy and information statements on the SEC’s website at www.sec.gov or on the Company’s website at www.ibs.inc. Information included on our website is not a part of this proxy statement.

Any requests for copies of information, reports or other filings with the SEC should be directed to: Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor, New York, NY, 10019, Attention: Corporate Secretary. We will provide copies of these reports without cost upon request by eligible stockholders.

You should rely only on the information contained in this proxy statement or on information to which we have referred you. We have not authorized anyone else to provide you with any information. A representative of the Company’s independent registered public accounting firm, UHY LLP, is expected to be present at the virtual Special Meeting and will have an opportunity to make a statement or to respond to questions from our stockholders.

If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor, Alliance Advisors, at:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

1-877-495-1276 (toll free) (United States)

2-8311-9331 (standard rates apply) (Australia)

OTHER MATTERS

Pursuant to our bylaws, only those matters described in this proxy statement will be presented for action at the Special Meeting.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor, New York, NY, 10019, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials or Notices of Internet Availability at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

15

By Order of the Board of Directors

/s/ Harry Simeonidis
Harry Simeonidis
President and Chief Executive Officer

New York, New York

October 20, 2023

16

PROXY
INTELLIGENT BIO SOLUTIONS INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 17, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Steven Boyages and Spiro Sakiris, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of Intelligent Bio Solutions Inc. (the "Company") which the undersigned is entitled to vote at the virtual Special Meeting of Stockholders (the "Special Meeting") of the Company to be held on November 17, 2023, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the Special Meeting. The undersigned hereby revokes all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSAL 1, 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on other side)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

If you plan to attend the virtual Special Meeting, you must be a holder of Company shares as of the Record Date of September 28, 2023, and you must register at www.viewproxy.com/INBSSM/2023 by 11:59 p.m. Eastern Time on November 16, 2023. For more information on how to attend the virtual Special Meeting, see "How do I access the virtual Special Meeting?" in the proxy statement.

The Notice and Proxy Statement are available at:
http://www.viewproxy.com/INBSSM/2023

Please mark your votes like this in blue or black ink ☒

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change: (If you noted any Address Changes above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

Date ____________________________________

Signature ____________________________________

Signature ____________________________________
(Joint Owners)

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

CONTROL NUMBER

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a stockholder of Intelligent Bio Solutions Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 16, 2023.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to
www.fcrvote.com/INBSSM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.